                                                              [FORTIS LOGO]

Fortis Series Fund Prospectus

May 1, 2001

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
The Series
  S&P 500 Index Series......................................      1

Shareholder Information
  Separate accounts and the contracts.......................      2
  Pricing of Series shares..................................      2
  Purchase and redemption of Series shares..................      2
  Taxation..................................................      2
  Contract owner inquiries..................................      2

Series Management
  Investment adviser........................................      3
  Sub-advisers..............................................      3

More Information on Series Objectives, Investment Strategies
  and Risks
  Objectives................................................      4
  Investment strategies.....................................      4
  Principal risks...........................................      4

Financial Highlights........................................      5

THE SERIES
--------------------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of S&P 500 Index Series. It also provides you with information on how the Series has performed. For further information on the Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."

An investment in the Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

S&P 500 INDEX SERIES

OBJECTIVE

The objective of S&P 500 Index Series is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

PRINCIPAL INVESTMENT STRATEGIES

S&P 500 Index Series generally invests at least 95% of its total assets in the common stocks included in the Index. The Series may also use stock index futures contracts, options on such contracts and options on stock indices as a substitute for the sale or purchase of securities.

The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the Index than smaller ones.

The Series' sub-adviser, The Dreyfus Corporation, utilizes a passive investment approach, attempting to duplicate the investment performance of the Index through statistical procedures. The Series expects to invest in all 500 stocks in the Index in proportion to their weighting in the Index. To the extent that the size of the Series does not permit it to invest in all 500 stocks in the Index, the Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

Because the Series may not always hold all of the stocks included in the Index, and because the Series has expenses and the Index does not, the Series will not duplicate the Index's performance precisely. However, the Series' adviser and sub-adviser believe there should be a close correlation between the Series performance and that of the Index in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. If the Series fails to achieve an appropriate level of correlation over time, the Series' Board of Directors will consider alternative strategies for the Series.

"Standard & Poor's(R)," "S&P," "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Series. The Series is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Series.

PRINCIPAL RISKS

S&P 500 Index Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of the companies in the Index may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. The Index is made up of large company stocks. In the long run, stocks of these companies may produce more modest gains than stocks of smaller companies.

    - FAILURE TO MATCH PERFORMANCE OF THE INDEX. The Series' ability to replicate the performance of the Index may be affected by, among other things, changes in securities markets, changes in the composition of the Index, and the timing of purchases and redemptions of Series shares.

    - RISKS OF AN INDEXING STRATEGY. The Series uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock market performance.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transaction costs. There may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on S&P 500 Index Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR CHART]

                                                                          ANNUAL TOTAL RETURN
                                                                          -------------------
1997                                                                             32.32
1998                                                                             28.11
1999                                                                             20.34
2000                                                                             -9.53

* The Series' total return for the period from January 1, 2000 through March 31, 2001 was -11.97%.

BEST QUARTER:     21.19%      quarter ended December 31, 1998
WORST QUARTER:    -9.99%      quarter ended September 30, 1998

              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000

                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
S&P 500 Index Series..................     -9.53%          17.24%
S&P 500 Index**.......................     -9.10%          18.04%

------------------------------

 * Inception date was May 1, 1996.

** An unmanaged index of 500 common stocks.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. These variable life insurance policies and variable annuity contracts are sometimes referred to as "Contracts." As a Contract owner, you allocate the value of your Contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a Contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (usually 3 p.m. Central
Time) on each day the exchange is open.

The Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors. In addition, short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value its assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for the Series determined as of that same date.

TAXATION

So long as the Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity contracts and variable life insurance policies, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York Contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Fortis Advisers, Inc. ("Fortis Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, served as the investment adviser for the Series during the most recent fiscal year, and also served as the Series' transfer agent and dividend agent. Effective April 2, 2001, HL Investment Advisors, LLC ("HL Advisors") is the interim investment adviser to the Series. Hartford Administrative Services Company, formerly Fortis Advisers, serves as the Series' transfer agent and dividend agent.

On April 2, 2001, The Hartford Financial Services Group ("The Hartford") acquired Fortis Advisers. The Hartford is a leading insurance and financial services company with over $165 billion in assets. HL Advisors is a wholly-owned subsidiary of The Hartford. As a result of the acquisition, HL Advisors became (with approval by the Series' Board of Directors) the interim investment adviser to the Series. Contract holders of record on March 23, 2001 will be asked to approve a definitive investment advisory agreement with HL Advisors at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. As interim investment adviser, HL Advisors is responsible for general management of the Series and has ultimate responsibility (subject to oversight by the Series' Board of Directors) to oversee the sub-adviser hired to manage the Series and recommend the hiring, termination and replacement of the sub-adviser. As of December 31, 2000 HL Advisors had over $47.2 billion in assets under management. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.

Upon shareholder approval of the investment advisory agreement, the Series will pay HL Advisors a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as previously paid by the Series to Fortis Advisers. HL Advisors will not be required to provide transfer agency, registrar or dividend disbursement services under the new investment advisory agreement (as it was under the agreements with Fortis Advisers); however, HL Advisors will bear the costs of those services under a separate agreement with the Series. During their most recent fiscal year, the Series paid the following investment advisory fees to Fortis Advisers.

                                                   ADVISORY FEE
                                                AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                             ------------------------
S&P 500 Index Series.....................              .40%

HL Advisors has entered into an investment sub-advisory agreement on behalf of the Series. The Series has received an exemptive order from the Securities and Exchange Commission under which the Series uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with approval by the Series' Board of Directors and without obtaining approval from those contract holders that participate in the Series. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement.

SUB-ADVISER

S&P 500 Index Series has a sub-adviser. The sub-adviser provides investment research, advice and supervision and furnishes and conducts the management investment programs for the Series, subject to the general control of HL Advisers and the Series' Board of Directors. The sub-adviser of the Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any.

S&P 500 INDEX SERIES. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes, with more than $150 billion in over 160 mutual fund portfolios as of December 31, 2000. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES

The principal investment strategies of the Series are described above under "The Series." These are the strategies that HL Advisors and the sub-adviser believes are most likely to be important in trying to achieve the Series' objective. Of course, there is no guarantee that the Series will achieve its objectives. You should be aware that the Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.

SECURITIES LENDING

To generate additional income, S&P 500 Index Series lends its portfolio securities.

TEMPORARY DEFENSIVE MEASURES

S&P 500 Index Series does not intend to take temporary defensive positions that are inconsistent with its principal investment strategies.

PORTFOLIO TURNOVER

Before investing in the Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return. The "Financial Highlights" section of this Prospectus shows the Series' historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.

    - RISKS OF COMMON STOCKS. Because of its investment in common stocks, S&P 500 Index Series is subject to the following risks:

         Market risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

         Company risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

         Factor risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

    - RISKS OF LARGE CAP COMPANIES. S&P 500 Index Series invests in stocks of large-cap companies. Large company stocks historically have tended to be less volatile than stocks of smaller companies. In the long run, however, large company stocks may produce more modest gains than stocks of smaller companies as a trade-off for this potentially lower risk.

    - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. S&P 500 Index Series may engage in forward currency exchange contracts and/or futures and options transactions as a principal investment strategy. The use of these derivative instruments exposes the Series to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:

         the risk that interest rates, securities prices or currency markets will not move in the direction that HL Advisors or the Series' sub-adviser anticipates;

         an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

         the inability to close out certain hedged positions to avoid adverse tax consequences;

         the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

         leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Series' initial investment in that instrument; and

         particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Series worse off than if it had not entered into the position.

    If the Series uses derivative instruments and if HL Advisors or the Series' sub-adviser's judgment proves incorrect, the Series' performance could be worse than if it had not used these instruments.

    - LIQUIDITY RISK. The Series may invest up to 15% of its net assets in illiquid securities which by their nature cannot be sold readily. HL Advisors and/or the sub-adviser continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. As a result, more than the stated maximum of a Series' net assets could be invested in illiquid securities. A Series may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.

    - RISKS OF SECURITIES LENDING. S&P 500 Index Series may lend its portfolio securities. The Series may lend up to 33 1/3% of the value of its total assets. When the Series loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, the Series invests the cash collateral in high grade money market securities, which are subject to credit risk.

    - TRANSACTION RISK. The Series is subject to transaction risk. This means that the Series may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual.

    - OPPORTUNITY RISK. The Series is subject to the risk that it may miss out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.

    - INFLATION RISK. Even if the principal value of your investment in the Series, or your income from that investment, remains constant or increases, its real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series shares and distributions may decline, even if its value in dollars increases.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table that follows presents performance information about the shares of the Series. This information is intended to help you understand the Series' financial performance for the past five years or, if shorter, the period of the Series' operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in the Series, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  2000        1999        1998        1997       1996+
S&P 500 INDEX SERIES                                            --------    --------    --------    --------    --------
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $22.66      $18.83      $14.93      $11.47      $10.09
------------------------------------------------------------------------------------------------------------------------
Operations:
    Investment income-net...................................         .17         .17         .16         .12         .10
    Net realized and unrealized gain (loss) on
     investments............................................       (2.28)       3.66        4.03        3.58        1.37
------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................       (2.11)       3.83        4.19        3.70        1.47
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
    From investment income-net..............................        (.16)         --        (.16)       (.12)       (.09)
    From net realized gains.................................        (.24)         --        (.13)       (.12)         --
------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................        (.40)         --        (.29)       (.24)       (.09)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $20.15      $22.66      $18.83      $14.93      $11.47
------------------------------------------------------------------------------------------------------------------------
Total return@...............................................      (9.53%)     20.34%      28.11%      32.32%      14.29%
Net assets end of year (000s omitted).......................    $391,475    $424,773    $252,832    $109,572     $21,979
Ratio of expenses to average daily net assets...............        .45%        .46%        .46%        .51%       .79%*
Ratio of net investment income to average daily net
  assets....................................................        .78%        .92%       1.17%       1.41%      1.47%*
Portfolio turnover rate.....................................          8%          3%          3%          5%          6%
------------------------------------------------------------------------------------------------------------------------

* Annualized.

+ For the period May 1, 1996 (commencement of operations) to December 31, 1996.
  The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

[FORTIS(SM) LOGO]

FORTIS SERIES FUND, INC.
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Prospectus
May 1, 2001

- Series Fund

SEC file numbers: 811-04615

[FORTIS(SM) LOGO]
HL Investment Advisers, LLC (investment adviser)
Woodbury Financial Services, Inc. (principal underwriter; member NASD, SIPC) Fortis Benefits Insurance Company & Fortis Insurance Company
(issuers of variable insurance products)
P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000
http://www.ffg.us.fortis.com

This prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis.

More information about the Fund is available in the Series' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Series and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal year.

You can obtain a free copy of the Series' SAI and/or free copies of the Series' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Series is available on the Internet. Text-only versions of the Series documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

    The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis (B).